UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IPC HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction: (5)
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On November 4, 2015, an email containing the following questions and answers was sent by IPC Healthcare, Inc. (“IPC”) to its employees:

What will happen to the 2015 ESPP?

The 2015 ESPP will end immediately prior to the effective time of the merger. You will receive $80.25 per share based on your prorated year-to-date contributions received into the 2015 ESPP prior to the merger effective date, less ordinary income taxes due on the 15% discount and stock appreciation. Please see the example below:

Example:
Elected Annual Contribution:	$5,000
Purchase Price Per Share:	$38.89
Locked-In Shares based on Elected Annual Contribution:	128 Shares

Illustrative Merger Effective Date:	November 23, 2015
Prorated Annual Contribution as of Merger Effective Date:	$4,423.13
Adjusted Shares on Prorated Annual Contribution	113 Shares

Total Amount of Merger Consideration @ $80.25 Per Share: (Before ordinary income taxes to be deducted on the 15% discount and stock appreciation.)	$9,068.25

What will happen if I leave IPC prior to the merger effective date?

For any providers and employees of IPC participating in the 2015 ESPP and who incur a termination of service with IPC prior to the merger effective date, you will be withdrawn from the 2015 ESPP in accordance with the terms of the 2015 ESPP. Your year-to-date contributions will be refunded to you.

What will happen if I withdraw from the 2015 ESPP prior to the merger effective date?

For any providers and employees of IPC participating in the 2015 ESPP and who withdraw from the 2015 ESPP, you will not receive the merger consideration of $80.25 per share with respect to the 2015 ESPP. Your year-to-date contributions will be refunded to you in accordance with the terms of the 2015 ESPP.

What will happen to my Common Stock acquired through prior years’ ESPP?

Common Stock purchased through prior years’ ESPP are electronically held in your Employee Account at Computershare. Upon the effective date of the transaction, you will be issued a payment equal to $80.25 per each share of Common Stock you own.

Will IPC employees be eligible for ESPP under Team Health after the merger?

All providers and employees of the combined organization will be eligible to participate in the Team Health employee stock purchase plan.

How do I find out more about my ESPP?

Please access your Computershare Employee account at https://www-us.computershare.com/employee/ to view your 2015 current enrollment or Common Stock purchased through prior years’ ESPP. If you are unable to locate your account credentials, please contact Computershare at 866.872.7781 to retrieve your username and/or password.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the words “will,” “expects,” “believes” and words or phrases of similar import. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the proposed transaction with Team Health Holdings, Inc., including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings instituted against IPC and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction; and other factors described in IPC’s annual report on Form 10-K for the year ended December 31, 2014 filed with the U.S. Securities and Exchange Commission (the “SEC”). IPC assumes no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of IPC by Team Health Holdings, Inc. In connection with the proposed transaction, on October 15, 2015, IPC filed with the SEC a definitive proxy statement on Schedule 14A, which was mailed to stockholders of record of IPC beginning on October 16, 2015. SECURITY HOLDERS OF IPC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND PROPOSED TRANSACTION. Investors and security holders may obtain the definitive proxy statement and other documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by IPC free of charge from IPC’s website (www.ipchealthcare.com) under the tab “Investors” and then under the heading “SEC Filings.” In addition, the proxy statement and other documents filed by IPC with the SEC (when available) may be obtained from IPC free of charge by directing a request to IPC Healthcare, Inc., 4605 Lankershim Blvd., Suite 617, North Hollywood, CA 91602, Attention: Corporate Secretary or by calling (818) 766-3502.

Participants in Solicitation

IPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of IPC common stock in respect of the proposed transaction. Security holders may obtain information regarding IPC and its directors and executive officers, including their respective names, affiliations and interests, in IPC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 23, 2015, and its definitive proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement regarding the proposed transaction and other relevant materials filed with the SEC. You can obtain free copies of these documents from the sources described above.